John Hancock Variable Insurance Trust
Supplement dated June 26, 2014
to the Statement of Additional Information dated April 30, 2014

Effective June 30, 2014, J. David Wagner, CFA will replace Preston G. Athey as a portfolio manager to Small Company Value Trust which is subadvised by T. Rowe Price Associates, Inc.

Accordingly, the portfolio management account information pertaining to Mr. Athey is hereby deleted and replaced with:

T. Rowe Price Associates, Inc.
Small Company Value Trust

The following chart reflects the portfolio managers’ investments in the funds that they manage. The chart also reflects information regarding accounts other than the funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of May 31, 2014

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
J. David Wagner	None	None	None	None	None	None

There are no accounts that pay fees based on performance.

Ownership of fund shares. The portfolio manager listed in the above table did not beneficially own any shares of the fund as of May 31, 2014.

Effective July 1, 2014, Ben Inker and Sam Wilderman are portfolio managers of the fund, which is subadvised by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Dr. David Cowan and Dr. Thomas Hancock will also continue to manage the fund.

Accordingly, the section under “Appendix III – Portfolio Manager Information – GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC is amended and restated as follows:

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC ("GMO")

International Core Trust
U.S. Equity Trust

The following chart reflects the portfolio manager’s investments in the fund that he manages. The chart also reflects information regarding accounts other than the fund for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of May 31, 2014:

Portfolio Manager	Registered investment companies managed (including non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide)		Separate accounts managed (world-wide)
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Dr. David Cowan	14	$43,288,246,748	6	$2,819,789,041	27	$6,432,280,034
Dr. Thomas Hancock	14	$43,288,246,748	6	$2,819,789,041	27	$6,432,280,034
Ben Inker	26	$43,484,777,014	11	$5,988,608,028	199	$19,937,855,416
Sam Wilderman	26	$43,484,777,014	11	$5,988,608,028	199	$19,937,855,416

Other Accounts Managed – Of total listed above, those for which advisory fee is based on performance

Portfolio Manager	Registered investment companies managed for which GMO receives a performance-based fee (including non-GMO mutual fund subadvisory relationships)		Other pooled investment vehicles managed (world-wide) for which GMO receives a performance-based fee		Separate accounts managed (world-wide) for which GMO receives a performance-based fee
	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Dr. David Cowan	0	$0	2	$1,163,648,562	5	$775,738,560
Dr. Thomas Hancock	0	$0	2	$1,163,648,562	5	$775,738,560
Ben Inker	0	$0	0	$0	154	$15,186,803,647
Sam Wilderman	0	$0	0	$0	154	$15,186,803,647

Ownership of fund shares. The following table sets forth the dollar range of each portfolio manager’s direct beneficial share ownership of the Fund as of May 31, 2014.

Name of Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Dr. David Cowan	International Core Trust	$0
	U.S Equity Trust	$0
Dr. Thomas Hancock	International Core Trust	$0
	U.S Equity Trust	$0
Ben Inker	International Core Trust	$0
	U.S Equity Trust	$0
Sam Wilderman	International Core Trust	$0
	U.S Equity Trust	$0

Description of material conflicts: Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts.

To manage these conflicts, GMO maintains firm-wide trade allocation standards, and each of the trading desks has implemented specific allocation procedures designed to allocate investment opportunities fairly and equitably over time.

To further manage the potential conflicts associated with side-by-side management of accounts or funds with performance fees and those that have solely asset-based fees, no Member or employee has been granted any specific participation in the performance of any account managed by GMO nor is any Member or employee compensated in any way that is explicitly linked to the performance of any portfolio.

Description of the structure of, and the method used to determine, the compensation of each member of the fund’s portfolio management team: Senior members of each division are generally members (partners) of GMO. As of March 31, 2014, the compensation of each senior member consisted of a fixed annual base salary, a partnership interest in the firm’s profits and, possibly, an additional, discretionary, bonus related to the senior member’s contribution to GMO’s success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The level of partnership interest is determined by taking into account the individual’s contribution to GMO and its mission statement. A discretionary bonus may also be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person’s compensation is based on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. A GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.